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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 16, 1996

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                    PROFESSIONAL SPORTS CARE MANAGEMENT, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                    0-24750                    22-3315575
(State or other jurisdiction       (Commission               (I.R.S. Employer
     of incorporation)             File Number)             Identification No.)


                              550 Mamaroneck Avenue
                            Harrison, New York 10528
                                 (914) 777-2400
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)





                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5.  Other Events.

               The following summary is qualified in its entirety by reference to the Plan and Agreement of Merger, dated as of May 16, 1996, and the Company's press release, dated May 16, 1996, copies of which are filed as exhibits to this Current Report on Form 8-K.

               Professional Sports Care Management, Inc. (the "Company") signed a definitive agreement to be acquired by HealthSouth Corporation ("HealthSouth") through the merger of Empire Acquisition Corporation, a wholly-owned subsidiary of HealthSouth, with and into the Company (the "Merger"). The Company's stockholders will receive .233 shares ("exchange ratio") of HealthSouth Common Stock for each share of the Company's Common Stock. Under the terms of the agreement, fluctuations in the HealthSouth stock price during the measuring period may result in the adjustment of the exchange ratio or, in the event of a decline below $31.00 per share, the right of the Company to terminate the definitive agreement. The Merger is expected to be structured as a pooling of interests and as a tax-free reorganization. Members of the Company's senior management and Board of Directors holding shares aggregating approximately 26.7% of the Company's outstanding stock have given proxies to HealthSouth in connection with the Merger.

ITEM 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             (c)  Exhibits.

             2.22 - Plan and Agreement of Merger by and among HealthSouth
                    Corporation, Empire Acquisition Corporation and the Company,

             99.1 - Registrant's press release, dated May 16, 1996.





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                                   SIGNATURES




               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          PROFESSIONAL SPORTS CARE
                                           MANAGEMENT, INC.

                                 By:      /s/ Russell F. Warren, Jr.
                                          ------------------------------------
                                          Russell F. Warren, Jr.
                                          Chief Executive Officer
                                            and President





Date:  June 4, 1996




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                                Index of Exhibits


Exhibits                                                               Page No.


Plan and Agreement of Merger by and among HealthSouth
Corporation, Empire Acquisition Corporation and the
Company, dated as of May 16, 1996....................................     4

Registrant's press release, dated May 16, 1996.......................     55